                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934




    Date of Report (Date of earliest event reported):  January 25, 1996




                      ENSCO INTERNATIONAL INCORPORATED
           (Exact name of registrant as specified in its charter)



                                  DELAWARE
               (State or other jurisdiction of incorporation)

           1-8097                                     76-0232579
 (Commission File Number)                 (IRS Employer Identification No.)





    2700 Fountain Place, 1445 Ross Avenue, Dallas, Texas     75202-2792
          (Address of principal executive office)            (Zip Code)

    Registrant's telephone number, including area code:  (214) 922-1500





Item 7.   EXHIBITS

Exhibit
-------

  99.4         Press release dated January 25, 1996

  99.5 Letter of intent dated January 25, 1996 between ENSCO International Incorporated and Dual Drilling Company





                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ENSCO INTERNATIONAL INCORPORATED


                                 By:  /s/  H. E. Malone
                                      ------------------------------
                                      H. E. Malone, Controller
                                      and Chief Accounting Officer



Date:   February 1, 1996
        ----------------